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                                                                    EXHIBIT 10.2

                          FUTURELINK DISTRIBUTION CORP.

                              LETTER AGREEMENT WITH
                         THOMSON KERNAGHAN & CO. LIMITED


February 26, 1999

Mr. Mark Valentine
Executive Vice President, U.S. Capital Markets
Thomson Kernaghan & Co. Limited
1000, 365 - Bay Street
Toronto, ON
M5H 2V2

Dear Mr. Valentine:

As per our discussions over the last several weeks, FutureLink Distribution Corp. (the "Issuer") and Thomson Kernaghan & Co. Limited (the "Agent") wish to modify an existing convertible Debenture Acquisition Agreement (the "Debenture Agreement") dated August 14, 1998, as:

1. The Agent and Issuer wish to increase the total purchase price of the Debenture Agreement to $6,000,000 from $5,000,000.

2. The Issuer will issue a share certificate in the Agent's name, in trust, representing one hundred and twenty five percent (125%) of the Issuer's Common Stock underlying the $1,000,000 Debenture, based on a Conversion Price per share equal to the average closing price of the Issuer's stock as quoted on the NASD-OTC-BB on the three days prior to the signing of this addendum.

3. The Issuer will issue $150,000 of Warrants of the Issuer for the benefit of the Purchasers (the "Purchasers' Warrants") exercisable at a per share price to be determined based on a formula agreed upon in a concurrent equity private placement offering also being undertaking by the Agent.

4. The Issuer will issue $100,000 of Warrants of the Issuer to the Agent (the "Agent's Warrants) exercisable at a per share price to be determined based on a formula agreed upon in a concurrent equity private placement offering also being undertaken by the Agent (a February 26, 1999, draft of which is to be appended to this letter).

5. The Common Stock, Purchasers' Warrants and Agent's Warrants represented in Item 2, 3 and 4 above will be issued under Regulation S under the Securities Act of 1933 and 1934 (the "Securities Acts"), as amended, and may be transferred only a provided for in the Debenture Agreement.

6. The Issuer covenants to the Agent that it will include in an appropriate form of registration statement filed under the Securities' Act for resale by the holders the following shares of Common Stock, of the
        Issuer:

        a) 8,000,000 shares represented by certificate 3706 as issued on February 16, 1999 to the Agent as additional conversion stock underlying the original $5,000,000 Convertible Debenture;



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        b)      $1,000,000 worth of the Issuer's Common Stock with the number of
                Shares to be determined as to one hundred and twenty five percent (125%) of the Issuer's Common Stock (underlying the $1,000,000 Debenture), based on a Conversion Price per share equal to the average closing price of the Issuer's stock as quoted on the NASD-OTC-BB on the three days prior to the signing of this addendum;

        c)      $150,000 of Purchasers' Warrants, and;

        d)      $100,000 of Agent's Warrants.

7. The Issuer covenants to file the appropriate form of registration statement no later than April 15, 1999, following the filing of its 10-KSB report and agrees to pay liquidation damages on equivalent terms to those provided for in the Debenture Agreement if the amended registration statement is not effective by July 15, 1999.

Mr. Valentine, should you wish to agree with these terms and conditions, please sign in the space allotted below and return a copy of this letter to my attention at the address noted below.

Kindest regards,

FUTURELINK DISTRIBUTION CORP.

[signed: R. Kilambi]

Raghu Kilambi
Chief Financial Officer



cc.:  Mr. Robert F. Wilson, Thomson Kernaghan & Co. Limited


I HEREBY UNDERSTAND AND AGREE TO THE ABOVE AMENDMENTS TO THE DEBENTURE ACQUISITION AGREEMENT BETWEEN FUTURELINK DISTRIBUTION CORP. AND THOMSON KERHAGHAN & CO. LIMITED, DATED AUGUST 14, 1998.



[signed: M. Valentine]                  [April 5 / 99]
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THOMSON KERNAGHAN & CO. LIMITED         DATE




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